                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            Boston Acoustics, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                                                                  July 16, 2001

                            BOSTON ACOUSTICS, INC.
                               300 JUBILEE DRIVE
                               PEABODY, MA 01960

Dear Stockholders:

  It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Boston Acoustics, Inc. (the "Company"). The Meeting will be held at the Company on Tuesday, August 14, 2001, at 9:00 a.m.

  The notice of meeting and proxy statement which follow describe the business to be transacted at the Meeting. In addition, we plan to give you a report on the status of the Company's business. Stockholders will have an opportunity to comment and ask questions at the Meeting.

  It is important that your shares be represented at the Meeting, regardless of the number you may hold. Therefore, regardless of whether you plan to attend, please sign, date and return the proxy card as soon as possible. This will not prevent you from voting your shares in person if you do come to the Meeting.

  I look forward to seeing you on August 14th.

                                          Sincerely yours,
                                          ANDREW G. KOTSATOS
                                          Chief Executive Officer

                            BOSTON ACOUSTICS, INC.
                               300 Jubilee Drive
                              Peabody, MA. 01960
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          AUGUST 14, 2001, 9:00 A.M.

To The Stockholders:

  You are hereby notified that the Annual Meeting of Stockholders of Boston Acoustics, Inc. (the "Company") will be held on August 14, 2001 at 9:00 a.m. at the offices of the Company, 300 Jubilee Drive, Peabody, Massachusetts, to consider and act upon the following matters:

  1.   To elect six (6) Directors for the ensuing year.

  2. To ratify the action of the Board of Directors in appointing Arthur Andersen LLP as auditors for the Company's current fiscal year.

  3. To approve an increase by 500,000 in the number of shares covered by the 1997 Stock Plan.

  4. To act upon such other business as may properly come before the meeting or any adjournments thereof.

  Even if you plan to attend the Meeting personally, please be sure to sign, date and return the enclosed proxy in the enclosed envelope to:

                            EquiServe Trust Co., NA
                               Proxy Department
                                P. O. Box 43010
                             Providence, RI 02940

  Only stockholders of record on the books of the Company at the close of business on June 29, 2001 are entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

                                          By order of the Board of Directors,
                                          WILLIAM E. KELLY
                                          Clerk

Peabody, Massachusetts
July 16, 2001

Important: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please vote, date and sign your proxy and return it promptly in the envelope provided even if you plan to attend the Meeting personally. If you do attend the Meeting and desire to withdraw your proxy and vote in person, you may do so. Your cooperation is greatly appreciated.

                            BOSTON ACOUSTICS, INC.
                               EXECUTIVE OFFICES
                               300 JUBILEE DRIVE
                               PEABODY, MA 01960

                                PROXY STATEMENT
                                 July 16, 2001

                      SOLICITATION AND VOTING OF PROXIES

  This Proxy Statement and the accompanying proxy form are being mailed by Boston Acoustics, Inc., a Massachusetts corporation, (the "Company") to the holders of record on June 29, 2001 of the Company's outstanding shares of Common Stock, $.01 par value ("Common Stock"), commencing on or about July 16, 2001. The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on August 14, 2001 (the "Meeting") and any adjournments thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees may assist in the solicitation of proxies by mail, telephone, telegraph, and personal interview without additional compensation.

  When a proxy is returned, prior to or at the Meeting, properly signed, the shares represented thereby will be voted by the proxies named in accordance with the stockholder's instructions indicated on the proxy card. You are urged to specify your choices on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted FOR the election of Directors as set forth in this Proxy Statement, FOR proposal 2, FOR proposal 3, and in the discretion of the proxies as to other matters that may properly come before the Meeting or any adjournments thereof. Sending in a proxy will not affect a stockholder's right to attend the Meeting and vote in person. A proxy may be revoked by notice in writing delivered to the Clerk of the Company at any time prior to its use, by a duly-executed proxy bearing a later date, or by voting in person by ballot at the Meeting. A stockholder's attendance at the Meeting will not by itself revoke a proxy.

                       VOTING SECURITIES AND RECORD DATE

  The Company has one class of Common Stock outstanding. Each share of Common Stock is entitled to one vote. The Board of Directors has fixed June 29, 2001 as the record date for the Meeting. Only holders of record of the Company's Common Stock on the record date are entitled to notice of and to vote at the Meeting. On the record date, there were 4,927,795 shares of Common Stock issued and outstanding.

  Under Massachusetts law and the Company's By-laws, the presence of holders of a majority in interest of the issued and outstanding Common Stock entitled to vote at the Meeting, represented in person or by proxy, shall constitute a quorum.

  The election of Directors is by plurality of the votes cast at the Meeting either in person or by proxy. The approval of a majority of the votes properly cast at the Meeting, either in person or by proxy, is required for adoption of the proposal to ratify the appointment of Arthur Andersen LLP as the Company's auditors, approval of the increase in the number of shares covered by the 1997 Stock Plan and the approval of any other matter which may properly be brought before the Meeting or any adjournment thereof.

  With regard to the election of directors, votes may be left blank, cast in favor or withheld; votes that are left blank will be counted in favor of the election of the directors named on the proxy and votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of determining the presence or absence of a quorum for the proposal on which the abstention is noted, but abstentions will not be counted for or against the proposal. Broker non-votes, if any, will not be counted in determining a quorum for, or the outcome of, any proposal. A "non vote" occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

  The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be taken, shares represented by all proxies received by the Company will be voted in accordance with the judgement of the persons named as proxies.

  The Company's Annual Report to Stockholders, including financial statements for the fiscal year ended March 31, 2001, is being mailed to stockholders of record of the Company as of June 29, 2001 concurrently with this Proxy Statement.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

  One of the purposes of the Meeting is to elect six (6) Directors to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted in favor of the six (6) nominees named below, unless otherwise specified on the proxy card. All the nominees are current Directors of the Company and all of the nominees have consented to be named and to serve if reelected. Andrew G. Kotsatos, Moses A. Gabbay, George J. Markos, and Lisa M. Mooney were previously elected by the stockholders. Alexander E. Aikens, III and Fletcher H. Wiley were elected as Directors by the Board of Directors in May 2001.

  The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a Director, but in such event, proxies solicited hereby will be voted for the election of another person or persons to be designated by the Board of Directors.

  The Board unanimously recommends a vote FOR the election of each of the nominees listed below.

  The following are summaries of the background and business experience and descriptions of the principal occupations of the nominees:

  Andrew G. Kotsatos (age 61) has been a Director and Assistant Clerk since co-founding the Company in February 1979. He served as Executive Vice President of the Company from its inception until April 1986 and as President until November 1996, when he became Chief Executive Officer and Treasurer. Mr. Kotsatos previously held positions with two other audio manufacturers, KLH Research and Development Corporation and Advent Corporation. His last position at Advent was Audio Products Manager and Chief Speaker Designer.

  Moses A. Gabbay (age 56) was elected President of the Company in August 2000. He had been Chief Operating Officer since April 2000 and was elected a Director in May 2000. He served as Vice President--Engineering since joining the Company in 1981. Mr. Gabbay was previously Director of Engineering at Avid Corporation and an acoustic engineer for Teledyne Acoustic Research.

  Alexander E. Aikens, III (age 52) has been a Director of the Company since May 2001. Mr. Aikens has been an Adjunct Professor in the Graduate School of International Economics and Finance at Brandeis University since July 2000. Between 1980 and 1999, Mr. Aikens held several managerial positions at Fleet/BankBoston, including the bank's Multinational Group, Emerging Market Investment Banking and his last position as Managing Director--Portfolio Management for the bank's corporate loan equity portfolio. Prior to 1980, Mr. Aikens was a commercial lender in Chase Manhattan's Chemical and Rubber Division of Corporate Banking department. Mr. Aikens holds an undergraduate degree from Brandeis University and a law degree from Northeastern Law School. Mr. Aikens is a member of the Board of Directors of the Pension Retirement Investment Management (PRIM) Board of Commonwealth of Massachusetts and a trustee of Wheelock College.

  George J. Markos (age 52) has been a Director of the Company since August 1996. Mr. Markos has been Senior Vice President and General Counsel of Yell-O-Glow Corporation, a produce distributor, since 1991. Between 1988 and 1991, Mr. Markos was Senior Counsel and Assistant Secretary of Norton Company, Inc., a manufacturer of abrasive products and industrial ceramics. Mr. Markos holds an undergraduate degree from Rutgers University and a law degree from Suffolk University School of Law.

  Lisa M. Mooney (age 35) has been a Director of the Company since May 1996. She was Director of Corporate Planning of the Company from January 1994 to June 1996. Previously, Mrs. Mooney was a lending officer in the Global Banking unit of the Bank of Boston. Mrs. Mooney holds an undergraduate degree from the University of Pennsylvania and a MBA from Boston University. Mrs. Mooney is the sister of Paul F. Reed, an executive officer.

  Fletcher H. Wiley (age 58) has been a Director of the Company since May 2001. Since 1999, Mr. Wiley has been President and Chief Operating Officer of PRWT Holdings, the holding company of PRWT Services, Inc., a Philadelphia-based technology-oriented products and services company of which Mr. Wiley is currently Principal, Executive Vice President and General Counsel. Previously, Mr. Wiley was a Senior Partner with Goldstein & Manello, P.C. Mr. Wiley holds an undergraduate degree from the U.S. Air Force Academy, as a Fulbright Fellow, studied international relations at L'Institut des Etudes Politiques, University of Paris, and holds a Masters degree in Public Policy from Harvard's Kennedy School of Government and a law degree from Harvard Law School. Mr. Wiley is a director and chairman of the audit committee of The TJX companies, Inc., a New York Stock Exchange company. In addition, Mr. Wiley holds directorships at KELLEE Communications Group, Inc., West Insurance Agency, Inc., Urban Underwriters Insurance Agency, Inc., Coolidge Bank and Trust Company, and The Greater Boston Chamber of Commerce (of which he is a former chairman).

                              BOARD OF DIRECTORS

Meetings of the Board of Directors and Committees

  The Board of Directors met four times during the fiscal year ended March 31, 2001. The Board of Directors has standing Audit and Compensation Committees. The Board has no nominating committee. All of the Directors attended at least 75% or more of the meetings of the Board and of the Board committees on which they served during the fiscal year ended March 31, 2001.

  The Compensation Committee is responsible for evaluating compensation plans for employees, management and Directors, and making recommendations on compensation to the Board. During the fiscal year ended March 31, 2001, the Compensation Committee consisted of George J. Markos and Lisa M. Mooney; in May 2001, Alexander E. Aikens, III and Fletcher H. Wiley were elected as additional members of the Compensation Committee. The Compensation Committee met once during the fiscal year ended March 31, 2001. The Audit Committee oversees the accounting and audit functions of the Company, including matters relating to the appointment and activities of the Company's auditors. During the fiscal year ended March 31, 2001, the Audit Committee consisted of George
J. Markos and Lisa M. Mooney; in May 2001, Alexander E.Aikens, III and Fletcher H. Wiley were elected as additional members of the Audit Committee. In May 2001, Lisa M. Mooney resigned from the Audit Committee in compliance with independence relationship rules of the Company's Audit Committee charter. The Audit Committee met once during the fiscal year ended March 31, 2001.

Compensation of Directors

  Each Director who is not an officer of the Company is entitled to an annual fee of $6,000, and an additional annual fee of $1,500 for service on the Audit Committee and an additional annual fee of $1,000 for service on the Compensation Committee on which he or she serves. Directors of the Company are entitled to non-employee stock option grants under the 1997 Stock Plan. During the fiscal year ended March 31, 2001, no non-employee Directors received any stock option grants.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

  The following table reflects the number of shares of the Company's Common Stock beneficially owned as of July 7, 2001 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock,
(ii) by each of the Directors and nominees for Director, (iii) by each of the executive officers named in the Summary Compensation Table in this Proxy Statement and (iv) by all Directors, nominees for Director and executive officers as a group. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within sixty days of July 7, 2001. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such individual.

                                                Number of Shares   Percent of
           Name of Beneficial Owner            Beneficially Owned Common Stock
           ------------------------            ------------------ ------------
Andrew G. Kotsatos............................     1,435,361(1)       28.9
c/o Boston Acoustics, Inc.
300 Jubilee Drive
Peabody, MA 01960

Wellington Management Company, LLP............       496,000(2)       10.1
Capital Management Group
75 State Street
Boston, MA 02109

Lisa M. Mooney................................       160,761           3.3

Moses A. Gabbay...............................       121,680(3)        2.4

Robert L. Spaner..............................        52,333(4)        1.1

Michael B. Chass..............................        32,499(5)        *

Martin J. Harding.............................        13,648(6)        *

Alexander E. Aikens, III......................         1,020           *

George J. Markos..............................             0           *

Fletcher H. Wiley.............................             0           *

All Directors and Executive Officers as a
 group (13 persons)...........................     1,895,625(7)       36.7

---------------------
*  Indicates less than 1% ownership.

(1) Includes (a) 369,728 shares owned by Mr. Kotsatos' wife, individually and as trustee for the benefit of their children, as to which beneficial ownership is disclaimed by Mr. Kotsatos and (b) 42,000 shares issuable upon exercise of certain options which are currently exercisable or become exercisable within 60 days of July 7, 2001 ("Currently Exercisable Options").

(2) According to a letter dated February 14, 2001 from Brian P. Hillery, Assistant Vice President of Wellington Management Company, LLP ("Wellington Management"), Wellington Management has shared voting power for 436,000 shares and shared dispositive power for 496,000 shares. These securities are owned by various individual and institutional investors which Wellington Management serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, Wellington Management is deemed to be a beneficial owner of such securities; however, Wellington Management expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3) Includes (a) 11,317 shares jointly owned by Mr. Gabbay and his son and 11,319 shares jointly owned by Mr. Gabbay and his daughter and (b) 68,000 shares issuable upon exercise of Currently Exercisable Options.

(4) Includes 52, 333 shares issuable upon exercise of Currently Exercisable Options.

(5) Includes 32,499 shares issuable upon exercise of Currently Exercisable Options.

(6) Includes 13,648 shares issuable upon exercise of Currently Exercisable Options.

(7) Includes (a) 369,728 shares as to which beneficial ownership is disclaimed and (b) 240,623 shares issuable upon exercise of Currently Exercisable Options. See footnotes 1, 3, 4, 5 and 6.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following tables and notes present the compensation received by the Company's Chief Executive Officer and the four most highly paid executive officers other than the Chief Executive Officer for each of the last three fiscal years.

                                                   Annual Compensation
                                  ------------------------------------------------------
                                                                Securities
                                                                Underlying
                                                                 Options
                                                  Other Annual     (#)       All Other
        Name and          Fiscal  Salary   Bonus  Compensation  Long-Term   Compensation
   Principal Position     Year(1)   ($)     ($)      ($)(2)    Compensation     ($)
   ------------------     ------- ------- ------- ------------ ------------ ------------
Andrew G. Kotsatos .....   2001   350,000  42,000        --            0      100,684(3)
(Chief Executive Officer
 &                         2000   350,000  42,000        --       18,000      100,961
Treasurer)                 1999   350,000  39,000    14,023           --      101,053

Moses A. Gabbay.........   2001   290,625  25,863    14,100      100,000        2,375(4)
(President & Chief
 Operating                 2000   221,875 103,669    14,100       28,000        2,375
Officer)                   1999   200,000  70,450     3,525       10,000        2,375

Robert L. Spaner .......   2001   221,539  20,031        --       50,000        2,244(4)
(Executive Vice
 President--               2000   201,154  37,435        --       20,000        2,182
Sales & Marketing)         1999   182,885  36,302        --        5,000        2,223

Michael B. Chass .......   2001   143,846  22,431        --       20,000        1,656(4)
(Vice President--
 Multimedia                2000   121,538  19,587        --       20,000          900
Products Group)            1999    95,192  15,692        --       15,000          663

Martin J. Harding ......   2001   140,000  10,251        --        5,000           --
(Vice President--
 International             2000   122,500  18,751        --        8,000        1,402
Sales)(5)                  1999   118,000   9,680     3,200        5,000           --

---------------------
(1) The Company's fiscal year ends on the last Saturday of March.

(2) Reflects car allowances provided by the Company.

(3) Includes $98,309 paid in premiums for three life insurance policies, each with split dollar arrangements, one covering the life of Mr. Kotsatos and two policies covering the survivor of Mr. Kotsatos and his spouse. The Company, Mr. Kotsatos and Mr. Kotsatos' spouse entered into agreements concerning the life insurance policies pursuant to which the Company will receive, in the event of the insureds' deaths, an amount equal to the aggregate amount of its premium payments under the respective policies and the beneficiary of the policies will receive the excess. Also includes $2,375 contributed by the Company under a defined contribution plan established under Section 401(k) of the Internal Revenue Code, as amended (the Code).

(4) Reflects Company contributions under a defined contribution plan established under Section 401(k) of the Code.

(5) During the period November 1996 through April 30, 1999, Mr. Harding was a consultant to the Company and was compensated in the form of consulting fees during that time. Mr. Harding has performed the function of Vice President--International Sales since November 1998 and subsequently on May 1, 1999, he became an employee of the Company.

Option Grants in the Last Fiscal Year

  The following table sets forth certain information concerning grants of stock options made during the fiscal year ended March 31, 2001 to the named executive officers:

                                     Individual Grants
                         ------------------------------------------
                                                                     Potential Realizable
                                     Percent                           Value at Assumed
                         Number of   of Total                          Annual Rates of
                         Securities  Options   Exercise                  Stock Price
                         Underlying Granted to  or Base                Appreciation for
                          Options   Employees  Price per               Option Term (2)
                          Granted   in Fiscal    Share   Expiration ----------------------
          Name              (#)        2001    ($/sh)(1)    Date      5% ($)     10% ($)
          ----           ---------- ---------- --------- ---------- ---------- -----------
Andrew G. Kotsatos......          0       0          0        n/a            0           0

Moses A. Gabbay......... 100,000(3)    43.9      10.22     7/7/07   282,332.13 623,880.117

Robert L. Spaner........  50,000(4)    21.9      10.22     7/7/07   141,166.06  311,940.08

Michael B. Chass........  20,000(5)     8.8      10.22     7/7/05    56,466.43  124,776.03

Martin J. Harding.......   5,000(6)     2.2       9.63    4/24/05    13,296.05   29,380.79

---------------------
(1) All options were granted at an exercise price equal to market value of the Company's Common Stock on the date of grant as determined by the closing price of the Common Stock on the Nasdaq National Market.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

(3) So long as Mr. Gabbay remains an employee of the Company, options for the purchase of shares of Common Stock are exercisable in annual installments equal to one fifth of the total number of shares underlying such options on each of April 24, 2001, 2002, 2003, 2004 and 2005. Mr. Gabbay also has options for the purchase of shares of Common Stock exercisable in annual installments equal to one fifth of the total number of shares underlying such options on each of July 7, 2001, 2002, 2003, 2004, and 2005.

(4) So long as Mr. Spaner remains an employee of the Company, options for the purchase of shares of Common Stock are exercisable in annual installments equal to one fifth of the total number of shares underlying such options on each of April 24, 2001, 2002, 2003, 2004, and 2005. Mr. Spaner also has options for the purchase of shares of Common Stock exercisable in annual installments equal to one fifth of the total number of shares underlying such options on each of July 7, 2001, 2002, 2003, 2004, and 2005.

(5) So long as Mr. Chass remains an employee of the Company, options for the purchase of shares of Common Stock are exercisable in annual installments equal to one third of the total number of shares underlying such options on each of April 24, 2001, 2002, and 2003. Mr. Chass also has options for the purchase of shares of Common Stock exercisable in annual installments equal to one third of the total number of shares underlying such options on each of July 7, 2001, 2002, and 2003.

(6) So long as Mr. Harding remains an employee of the Company, options for the purchase of shares of Common Stock are exercisable in annual installments equal to one third of the total number of shares underlying such options on each of April 24, 2001, 2002, and 2003.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

  The following table sets forth information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

                                                                                 Value of Unexercised
                                                       Number of Unexercised    In-The-Money Options at
                           Shares                        Options at FY-End           FY-End ($)(2)
                          Acquired        Value      ------------------------- -------------------------
      Name               on Exercise Realized ($)(1)             Unexercisable Exercisable Unexercisable
      ----               ----------- --------------- Exercisable ------------- ----------- -------------
Andrew G. Kotsatos......      --            --         34,800       37,200(3)    (70,954)     (97,270)

Moses A. Gabbay.........      --            --         48,000      145,500(4)    (44,510)     101,973

Robert L. Spaner........      --            --         43,033       76,967(5)    (28,418)      32,467

Michael B. Chass........      --            --         45,833       14,167(6)    (98,644)       6,349

Martin B. Harding.......      --            --         11,666        9,334(7)    (40,831)       1,456

---------------------
(1) Value realized equals fair market value on the date of exercise, less the exercise price, times the number of shares acquired without deducting taxes or commissions paid by employee.

(2) Value of unexercised options equals fair market value of the shares underlying in-the-money options on March 30, 2001 ($12.25 per share), which was the last trading day of the Company's fiscal year, less exercise price, times the number of options outstanding.

(3) The exercise prices of these options are $12.79, $12.83 and $19.89 per share.

(4) The exercise prices of these options are $9.63, $10.81, $11.63, $11.67, $18.08 and $20.25 per share.

(5) The exercise prices of these options are $9.63, $10.81, $11.63, $18.08 and $20.25 per share.

(6) The exercise prices of these options are $9.63, $10.81, $11.63, $17.33 and $20.25 per share.

(7) The exercise prices of these options are $9.63, $11.63, $17.33 and $20.25 per share.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Lisa M. Mooney, a member of the Compensation Committee of the Board of Directors during the fiscal year ended March 31, 2001, is the sister of Paul
F. Reed, an executive officer. Lisa M. Mooney and Paul F. Reed were the daughter and son of Francis L. Reed, the former Chief Executive Officer and Treasurer of the Company, who died on November 16, 1996, and Dorothea T. Reed, a former Director of the Company, who died on January 5, 1997.

                     REPORT OF THE COMPENSATION COMMITTEE

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the stock performance graph contained elsewhere herein shall not be incorporated by reference into any such filings nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

  During the fiscal year ended March 31, 2001, the Compensation Committee of the Board of Directors was responsible for establishing and administering the compensation policies which govern annual salary, bonuses, and stock-based incentives (currently stock options) for Directors and officers. The Compensation Committee met once during the fiscal year and was attended by all members.

Overview

  The Company has historically established levels of executive compensation that provide for a base salary intended to allow the Company to hire and retain qualified management. The Company has also provided annual cash incentive bonuses based on the Company's performance during the fiscal year to reward executives for their contributions to the Company's achievements. From time to time, the Company has also granted stock options to executives and key employees to keep the management focused on the stockholders' interests. The Compensation Committee believes that the Company's past and present executive compensation practices provide an overall level of compensation that is competitive with companies of similar size, complexity and financial performance and that its executive compensation practices have allowed it to retain key personnel whose contribution has maintained and increased the Company's profitability.

  The Compensation Committee determines the compensation of the executive officers of the Company and sets policies for and reviews the compensation awarded to the other officers of the Company. This is designed to ensure consistency throughout the officer compensation programs. In reviewing the individual performances of the executive officers (other than the Chief Executive Officer and President) the Compensation Committee takes into account the views of the Chief Executive Officer and the President. In Fiscal 2001, the Compensation Committee determined the base salary and bonus for executive officers, other than for the Chief Executive Officer and the President, based largely on recommendations by the Company's Chief Executive Officer and President.

  The Compensation Committee expects to review annually the annual and long-term compensation of all the Company's executives and employees to assure that all of the Company's executives and employees continue to be properly motivated to serve the interests of the Company's stockholders.

Executive Compensation

  Base Salary. Base salary is generally set within the ranges of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies of similar size, complexity and profitability taking into account the position involved and the level of the executive's experience. In addition, consideration is given to other factors, including an officer's contribution to the Company as a whole. Since Fiscal 2000, the base salary for the named executive officers, other than the Chief Executive Officer and the President, increased on average approximately $20,064. The Compensation Committee awarded such increases to keep the Company a competitive employer and to allow for increases in the cost of living.

  Annual Bonus Compensation. Over the past five fiscal years, the Company has awarded cash bonuses to its executive officers on a discretionary basis. In determining bonus awards, the Compensation Committee considers the financial and nonfinancial achievements of the Company, including revenue growth, profitability, expansion of the Company's markets and new product introductions.

  In Fiscal 2001, the Compensation Committee maintained relatively even bonus levels of the executive officers, generally in proportion to increases in base compensation. The Compensation Committee believes that bonuses are necessary to keep total compensation of the Company's executives competitive with executive compensation at similarly situated companies. It is expected that bonus compensation will continue to move in parallel with increases in base salary until such time as the Company's financial results, the individual performance of the executive or the job market for key executives, warrants a change in the percentage of total compensation which is comprised of bonuses.

  Long Term Incentives. Currently, stock options are the Company's primary long-term incentive vehicle. Stock option awards have been made from time to time to persons who currently serve as middle and upper level managers, including the Chief Executive Officer and other executive officers named in the Summary Compensation Table. The size of awards has historically been based on position, responsibilities, and individual performance. The Compensation Committee believes that the long-term incentives awarded by the Company in Fiscal 1995 and 1996 were generally below the levels found at comparable companies. In Fiscal 1997, 1998, 1999, 2000 and 2001, the Company made awards to middle and upper level managers in an effort to improve this aspect of the Company's compensation program and will continue to monitor this aspect of compensation.

  The Compensation Committee is aware that the Company's grants of stock options are less frequent and smaller in size than the grants of many comparable companies, although the Board believes that the overall mix of compensation components has been adequate. The Compensation Committee believes that this aspect of compensation must receive more emphasis in the future to assure that all of the Company's key employees continue to focus on the profitability of the Company and, thus, the interests of the Company's stockholders. Accordingly, the Compensation Committee has recommended to the Board of Directors the authorization of additional stock options for employees.

  Chief Executive Officer Compensation. In determining the compensation of the Company's Chief Executive Officer, the Compensation Committee considered the demonstrated leadership he has brought to the Company and the excellent performance of the Company during Fiscal 1997 and 1998. Mr. Kotsatos' salary did not increase during Fiscal 1997 as a result of his assuming the role of Chief Executive Officer and Treasurer. However, Mr. Kotsatos was awarded options to purchase 60,000 shares of Common Stock in 1997, 18,000 shares in 1998, and 18,000 shares in 2000 in recognition of his additional responsibilities. On April 1, 1998 the Compensation Committee approved an increase in Mr. Kotsatos' salary to $350,000 annually.

                                          Respectfully Submitted by the
                                          Compensation Committee

                                          Alexander E. Aikens, III
                                          George J. Markos
                                          Lisa M. Mooney
                                          Fletcher H. Wiley

                            STOCK PERFORMANCE GRAPH

  Set forth below is a line graph comparing the cumulative total return over a five-year period beginning March 31, 1996 and ending March 31, 2001 of the Company's Common Stock to the cumulative total return on the Center for Research in Securities Price ("CRSP") Total Return Index for the Nasdaq Stock Market (U.S. Companies) ("Nasdaq Market-U.S. Index") and a Company-selected peer group index that includes: Harmon Industries, Inc., Phoenix Gold Int'l, Inc., Koss Corporation, and Recoton Corp. (the "Peer Group Index"). The Peer Group Index was formed on a weighted average basis based on market capitalizations, adjusted at the end of each year. Cumulative total return is measured assuming an initial investment of $100 on March 31, 1996 and reinvestment of dividends.

Research Data Group                            Peer Group Total Return Worksheet


BOSTON ACOUSTICS INC

                                                 Cumulative Total Return
                              -----------------------------------------------------------
                                   3/96      3/97      3/98      3/99      3/00      3/01


BOSTON ACOUSTICS, INC            100.00    140.34    177.06    141.29     91.67    112.63
PEER GROUP                       100.00     84.62    120.18     91.92    134.79    122.99
NASDAQ STOCK MARKET (U.S.)       100.00    111.15    168.47    227.60    423.35    169.48

                         REPORT OF THE AUDIT COMMITTEE

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference.

  During Fiscal 2001, the Audit Committee of the Board of Directors developed a charter for the Committee which was approved by the full Board on June 12, 2000. The complete text of the Audit Committee's new charter, which reflects the standards set forth in new SEC regulations and the Nasdaq Rules, is reproduced in the appendix to this proxy statement. As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

  . first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about draft annual financial statements and key accounting and reporting matters;

  . second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

  . third, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the activities and recommendations of the Company's internal auditing program.

  The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. During the period March 26, 2000 through March 31, 2001, the Audit Committee comprised of George J. Markos and Lisa M. Mooney, met once. On May 15, 2001, the Board of Directors elected two new members to the Board of Directors and also appointed them as members of the Audit Committee. In May 2001, Lisa M. Mooney resigned from the Audit Committee in compliance with independence relationship rules of the Company's Audit Committee charter.

  In overseeing the preparation of the Company's financial statements for Fiscal 2001, the current members of the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

  With respect to the Company's outside auditors, the Committee, among other things, discussed with Arthur Andersen LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee received the following information concerning the fees of the independent auditors for the fiscal year ended March 31, 2001, and have considered whether the provision of these services is compatible with maintaining the independence of the independent auditors:

   Audit Fees (including review of 10-Qs).............................. $83,000
   Tax compliance services............................................. $45,000
   International tax consultation...................................... $13,000

  Finally, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

  On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, for filing with the Securities and Exchange Commission.

                             Current Members of the Audit Committee:
                             George J. Markos (Independent) *
                             Alexander E. Aikens, III (Independent)
                             Fletcher H. Wiley (Independent)
---------------------
*  Denotes Chairman of the Audit Committee.

            PROPOSAL NO. 2--RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors of the Company has appointed Arthur Andersen LLP as auditors of the Company for the fiscal year ending March 30, 2002 and further directed that management submit the selection of auditors for ratification by the stockholders. Arthur Andersen LLP were the Company's auditors for the fiscal year ended March 31, 2001. The Company paid Arthur Andersen LLP a total of $141,000 during the fiscal year, of which $83,000 represented audit fees and $58,000 represented tax compliance and international tax consulting services.

  Representatives of Arthur Andersen LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

  The Board of Directors unanimously recommends that you vote FOR the proposal to ratify the choice of Arthur Andersen LLP as the Company's auditors.

           PROPOSAL NO. 3--APPROVAL OF AMENDMENT TO 1997 STOCK PLAN


  The Company's 1997 Stock Plan (the "Plan") was adopted by the Board of Directors in May 1997, and was approved by the Company's stockholders in August 1997. 450,000 shares of Common Stock (reflecting an adjustment for the August 1998 3:2 stock split) were initially reserved for issuance under the Plan (the "Original Plan Shares"). The Board of Directors in May 2001 approved an increase by 500,000 in the number of shares covered by the 1997 Stock Plan. Since such increase constitutes an amendment of the Plan, approval by the holders of at least a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Meeting is required.

  The Company's management relies on stock options as an essential part of the compensation packages necessary for the Company to attract and retain experienced employees, Directors and consultants. There remain, however, only approximately 49,850 shares of stock available for grant for this purpose under the Plan. The Board of Directors of the Company believes that the proposed amendment is essential to permit the company's management to continue to provide long-term, equity-based incentives to present and future employees, Directors and consultants.

  General. The Plan provides for the grant of options to employees, officers, Directors and consultants of the Company and permits Directors who are not also an officer or employee of the Company to purchase shares of Common Stock with their cash fees for service as Directors (the 1997 Stock Plan, as amended, the "Plan"). The Board of Directors has reserved 30,000 shares of Common Stock for issuance pursuant to the purchase feature of the Plan. The Plan is intended to encourage ownership of the Company's Common Stock by employees, officers, Directors and consultants of the Company. The Plan provides for the granting of incentive stock options ("ISOs") which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") as well as non-qualified stock options ("Non-Qualified Options") which do not meet the requirements of Section 422 of the Code. If any unexercised option granted pursuant to the Plan lapses or terminates for any reason, the shares of Common Stock covered thereby are again available for subsequent option grants under the Plan.

  Administration of the Plan. The Plan will be administered by the Compensation Committee of the Board of Directors, which must consist of at least two Directors, neither of whom is an employee of the Company, and who qualify as "disinterested persons" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended. Subject to the terms of the Plan and based on the recommendations of the Chief Executive Officer, the Compensation Committee determines the employees to whom options will be granted, the number of shares to be covered by such options and the terms of such options.

  Stock Option Features. The Compensation Committee may, at its discretion, select any eligible person to participate in the Plan. Non-Qualified Options may be granted to any Director, officer, employee or consultant of the 296 persons eligible to receive options issued pursuant to the Plan. The number of options granted to any eligible person is within the discretion of the Compensation Committee, subject to certain conditions concerning ISOs.

  The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to ISOs which first become exercisable in any calendar year by an employee may not exceed $100,000. ISOs may not be granted at less than the fair market value of the Common Stock on the date of grant or 110% of fair market value in the case of incentive stock options granted to any optionee holding 10% or more of the total combined voting power of all classes of stock of the Company. In addition, no ISO is exercisable after 10 years from the date on which it is granted, and in the case of ISOs granted to an employee holding 10% or more of the total combined voting power of all classes of stock of the Company, the term shall not exceed 5 years from the date of grant.

  Options issued under the Plan are exercisable only by the optionee during the life of the optionee and, generally, are not transferable, except by will or the laws of descent and distribution. The Compensation Committee shall determine the period of time during which an optionee may exercise an option following the termination of employment or service to the Company subject to certain restrictions set forth below with respect to ISOs. ISOs are generally only exercisable while an optionee is employed by the Company, except that the Compensation Committee may determine to permit exercise within up to three months after termination of employment to the extent such option has vested at the time of such termination. If an optionee dies while employed by the Company or within three months of the termination of his or her employment by the Company, such optionee's ISOs may be exercised up to 12 months after his or her death. If an optionee is permanently disabled during his or her employment by the Company, such optionee's options may be exercised up to one year following termination of his or her employment due to such disability.

  The exercise price of options granted under the Plan is determined by the Compensation Committee on the date of grant, subject to the limitation that the exercise price may not be less than par value. However, there are certain pricing restrictions for ISO's as set forth above. The exercise price of options granted under the Plan must be paid in full upon exercise in cash, by delivery of shares of Common Stock already owned by the optionee, by any other means the Compensation Committee deems acceptable, or a combination thereof.

  In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options; and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event; provided that any action taken by the Board of Directors in connection with above described events shall be in compliance with the applicable rules promulgated by the SEC applicable to stock option plans intended to be qualified for exemption from liability under Section 16(b) of the Securities Exchange Act of 1934, as amended.

  In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the number and kind of shares of stock or securities of the Company to be subject to the Plan and the options then outstanding or to be granted thereunder, and the option price, will be appropriately and proportionately adjusted by the Compensation Committee, whose determination will be binding on all persons.

  Termination and Amendment of the Plan. The Board of Directors may terminate, modify or amend the Plan except that no amendment or modification for which stockholder approval is required under Section 422 of the Code or under Rule 16b-3 is permissible without the approval of the stockholders of the Company. With respect to ISOs, the Plan shall terminate on the earlier of (i) May 28, 2007 or (ii) the date on which all shares available for issuance under the Plan have been issued pursuant to the exercise or cancellation of options granted under the Plan.

  Accounting Effects. Under current accounting rules, neither the grant nor exercise of options under the Plan is expected to result in any charge to the earnings of the Company. Options with variable exercise prices or at an exercise price less the fair market value on the date of grant may result in charges to earnings under certain circumstances.

  Direct Purchases of Stock by Directors Who Are Not Officers. The Plan authorizes the purchase of up to 30,000 shares of Common Stock by a Director who is not an officer or employee of the Company ("Eligible Director") using all or a portion of the cash fee earned by such Eligible Director for service as a Director. Eligible Directors must make an irrevocable election to purchase shares under the Plan at least six months prior to such purchase. The Company shall issue shares to electing Eligible Directors in lieu of cash fees at the closing price reported by NASDAQ for trading on the last day of the Company's fiscal year for which trading is reported. Shares purchased shall be issued effective as of the last day of the Company's fiscal year. Each electing Eligible Director shall also receive an interest payment on the amount of fees so paid in Common Stock equal to the prime rate (as reported in The Wall Street Journal) accruing on the amount of such fees which are deferred from the date such fees would otherwise have been paid in cash (currently, on a quarterly basis) through the last day of the Company's fiscal year. Shares of Common Stock purchased by Eligible Directors under the direct purchase provisions of the Plan must be held for at least six months from the date of purchase. As of the June 29, 2001, there are four Eligible Directors.

  Certain Federal Income Tax Consequences. The following is a brief summary of certain Federal income tax consequences of option grants and exercises under the Plan based upon the Federal income tax laws in effect on the date hereof.

  1. Incentive Stock Options. An employee receiving an ISO will not realize taxable income upon the grant of the ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its terms and if the employee remains an employee of the Company or a subsidiary corporation at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an ISO will also be timely if made within twelve months of the date of death (provided it is exercisable by its terms) by the legal representative of an employee who dies while in the employ of the Company or a subsidiary corporation. However, the Plan limits the right of the legal representative of any participant to exercise an option to one year following death. Upon a sale of the stock received upon exercise, except as noted below, the employee will generally recognize long-term capital gain or loss equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any Federal income tax deduction in connection with the exercise of the ISO or the sale of such stock.

  If the stock acquired pursuant to an exercise of an ISO is disposed of by the employee prior to the expiration of two years from the date of grant or within one year from the date such stock is issued to him or her upon exercise (a "disqualifying disposition"), any gain realized by the employee generally will be taxable at the time of such disqualifying disposition, as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised (the value on a later date is likely to govern in the case of an employee whose sale of the stock at a profit could subject him or her to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended) or the amount realized on such disqualifying disposition, and (ii) if the stock is a capital asset of the employee, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of the employee's ordinary income. In such case, the Company may claim a Federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the employee as ordinary income. Any capital gain realized by the employee will be long-term capital gain if the employee's holding period for the stock at the time of disposition is more than one year; otherwise it will be short-term. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the exercise price will be an item of tax preference for purposes of the alternative minimum tax imposed by the Code.

  2. Non-Qualified Options. In the case of Non-Qualified Options (and in the case of an untimely exercise of an ISO), the employee will not be taxed upon grant of any such option, but rather, at the time of exercise of such Non-Qualified Options, the employee, except as noted below, will realize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the employee realizes ordinary income. If stock so acquired is later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term or short-term capital gain or loss depending upon whether the stock has been held for more than one year after such date.

  As stated above, generally income is realized by an employee upon exercise of an Non-Qualified Option (or untimely exercise of an ISO). However, in the case of such exercise of an option by an employee whose sale of shares at a profit could subject the employee to suit under Section 16(b) of the Securities Exchange Act of 1934, realization of income is postponed so long as a sale of the shares would expose the employee to such suit, unless the employee elects within 30 days after the exercise to be taxed as of the exercise date in the manner described above. Absent such election, such an employee will realize ordinary income at the time a sale would no longer expose him or her to such suit in an amount equal to the excess of the fair market value of the shares at that time over the exercise price. That fair market value will also govern for purposes of the Company's deduction and for determining the employee's gain or loss upon subsequent disposition of the shares.

  3. Exercise with Shares. An employee who pays the exercise price of a Non-Qualified Option, in whole or in part, by delivering shares of the Company's stock already owned by him or her will realize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for Non-Qualified Options. (See "Certain Federal Income Tax Consequences--2. Non-Qualified

Options.") With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised.

  When shares of the Company's stock are surrendered upon exercise of an ISO,
(i) no gain or loss will be recognized as a result of the exchange, (ii) a number of shares received which is equal to the number of shares surrendered will have a basis equal to that of the shares surrendered, and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period which includes the holding period of the shares exchanged and (iii) the remaining shares received will have a zero basis and will have a holding period which begins on the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis (i.e., a zero basis) will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

  The foregoing summary is not a complete description of the Federal income tax aspects of the Plan. Moreover, the foregoing summary relates only to Federal income tax; there may also be Federal estate and gift tax consequences associated with the Plan, as well as foreign, state and local tax consequences.

                                 PLAN BENEFITS

  The following table sets forth the number of options and shares of restricted stock granted under the 1997 Stock Plan through March 31, 2001, with respect to each person named in the Summary Compensation Table, all current executive officers as a group (including the named executive officers who are currently executive officers as a group). Because additional options and other grants under the 1997 Stock Plan may be made by the Compensation Committee from time to time at its discretion, it is impossible to state what grants, if any, may in the future be made to such persons utilizing the additional shares included in the 1997 Stock Plan (with respect to which shares approval is being sought).

                                                 1997 Stock Plan
                                    ------------------------------------------
                                       Number of Shares
                                          subject to        Number of Shares
                                    Options Currently Held of Restricted Stock
                                    ---------------------- -------------------
Andrew G. Kotsatos, C.E.O..........         36,000                   0
Moses A. Gabbay, President and
 C.O.O.............................        106,000                   0
Robert L. Spaner, Executive V.P.
 Sales & Marketing.................         65,000                   0
Michael B. Chass, V.P. Multimedia
 Products Group....................         50,000                   0
Martin B. Harding, V.P.
 International Sales...............         21,000                   0

Current Executive Officer Group....        307,750                   0
Non-Executive Officer Director
 Group.............................              0                   0
Non-Executive Officer Employee
 Group.............................         85,850                   0

  The Board of Directors unanimously recommends that you vote FOR the proposal to ratify the amendment to the 1997 Stock Plan.

                       COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Directors, executive officers and persons who own more than 10% of the outstanding shares of Common Stock of the Company to file with the Securities and Exchange Commission and The Nasdaq Stock Market reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company. Based solely on a review of copies of such reports furnished to the Company or written representations from certain persons that no reports were required for those persons, the Company believes that all Section 16(a) filing requirements were complied with during the fiscal year ended March 31, 2001, except that, through inadvertence Andrew G. Kotsatos, Moses A. Gabbay, Robert L. Spaner, Martin J. Harding, Debra A. Ricker-Rosato and Michael B. Chass, executive officers, all made one late filing on Form 5.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

  Any stockholder proposal intended to be presented for consideration at the Company's 2002 Annual Meeting of Stockholders must be received by the Company not later than March 31, 2002 in order to be considered for inclusion in the Company's proxy statement for the 2002 Annual Meeting of Stockholders. To be considered for presentation at the 2002 Annual Meeting of Stockholders (although not included in the Company's proxy materials), proposals must be received by the Company no later than June 1, 2002. Any stockholder desiring to submit a proposal should consult applicable regulations of the Securities and Exchange Commission.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the Meeting of Stockholders. It is intended, however, that the persons named as proxies will vote the proxies, insofar as the same are not limited to the contrary, in regard to such other matters and the transaction of such other business as may properly be brought before the Meeting, as seems to them to be in the best interests of the Company and its stockholders.

                                                                     Appendix A

                                CHARTER OF THE
                 AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                            BOSTON ACOUSTICS, INC.
                           As Adopted June 12, 2000

Purpose

  The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to its shareholders, to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

  . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

  . Ensure that the independent auditor is ultimately accountable to the Board of Directors and the Audit Committee.

  . Review and appraise the audit efforts of the Company's independent accountants.

  . Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

Organization

  The Audit Committee shall be comprised of at least two members and shall on and after June 1, 2001, consist of not less than three members as determined by the Board. Each Director shall be independent and financially literate, as defined in the attachment A to this document.

  The members of the Committee shall be elected by the Board on an annual basis or until their successors shall be duly elected and qualified.

Meetings

  The Committee shall meet quarterly (telephonically or in person) to discuss with management and the independent auditors the results of the auditors' review of the Company's quarterly financial statements. This discussion should take place prior to the Company's quarterly earnings release. These meetings may also be combined with other meetings with the independent auditors to discuss the scope and results of the annual audit. Meetings may be scheduled more frequently as circumstances dictate. As part of its responsibility to foster open communications, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent accountants and management prior to the annual audit concerning the scope of the annual audit and reviewing and approving the independent accountant's engagement letter. The Committee should also review the year-end balance sheet, income and cash flow statements and audit results before release to the Company's shareholders. This meeting will include the Company's management and independent accountants and may be conducted by telephone at the Committee's discretion.

  The Company's chief financial officer will serve as secretary to the Committee.

Responsibilities

  To fulfill these responsibilities and duties, the Audit Committee shall:

 1. Review and update this Charter periodically, as conditions require.

 2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

 3. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should receive in writing from the independent auditors a confirmation of their independence and review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

 4. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

 5. Periodically review with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

 6. Consider the independent accountants' judgement about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

 7. Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent accountants or management.

 8. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the audit or access to required information.

 9. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

10. Review with management and the independent accountants any recommendations of the independent accountants arising during the conduct of the annual audit for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable together with management's responses.

11. Review periodically the Company's Code of Ethical Conduct and ensure that management has established procedures to enforce this Code.

12. Review with the Company's legal counsel, legal compliance matters including corporate securities trading policies.

13. Review with the Company's legal counsel any legal matter that could have a material impact on the Company's financial statements.

14. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

15. Prepare a formal written report to the full Board of Directors at least once per year or as necessary, reviewing the Committee's activities for the year, its conclusions and actions taken as a result of those activities.

Specific Approval/Recommendation Actions

  The Committee will have approval authority for the following items:

  .  The discharge of the Company's independent accountants.

  .  Major changes to the Company's accounting principles and practices.

  . Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of the investigation.

  The Committee will review the following items and make recommendations to the Board:

  .  The selection of independent accountants;

  . The scope of the annual audit, including any recommended limitations, and the engagement letter of the Company's independent accountants.

                                                                   Attachment A

                              Independence Policy

  The Audit Committee is responsible for overseeing the financial reporting processes and, in doing so, may need to question the judgement of management or take positions that may be contrary to those of management or the Board of Directors. It must act in favor of the shareholders and other users of the financial statements. Because of this oversight role, there is no doubt that independence is essential for an Audit Committee to effectively function.

  Members of the Audit Committee shall be considered independent if they have no relationship to Boston Acoustics, Inc. that may interfere with the exercise of their independence from management and the Company. Examples of such relationships include:

  . A Director being employed by the Company for the current year or any of the past three years.

  . A Director accepting compensation in excess of $60,000 from the Company other than compensation for board services, benefits under a tax qualified plan, or non-discretionary compensation.

  . A Director being a member of the immediate family of an individual who is, or has been in the past three years, employed by the Company as an executive officer.

  . A Director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business to which the Company made, or from which the Company received, payments (other than for investments in the Company's securities) that exceed 5% of the Company's consolidated revenues for the year; or $200,000, whichever is more, in any of the past three years.

  . A Director being employed as an executive of another company where any of the Company's executives serves on that company's Compensation Committee.

                           Financial Literacy Policy

  Financial literacy is defined as the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. This requirement is deemed to be fulfilled if the Director has had past employment experience in finance or accounting, a professional certification in accounting or any other comparable experience/background that results in the Director's financial sophistication, including having been a chief executive officer (CEO), chief financial officer
(CFO) or other senior officer with financial oversight responsibilities.

                            BOSTON ACOUSTICS, INC.

                            AMENDED 1997 STOCK PLAN


     1.  Purpose.  The purpose of this plan (the "Plan") is to secure for Boston
         -------
Acoustics, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors and consultants of the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. This Plan is intended to provide incentives: (i) to employees, officers, directors and consultants of the Company by providing them with opportunities to purchase shares of the Company's Common Stock, $0.01 par value ("Common Stock"), pursuant to options granted hereunder ("Options") and (ii) to directors of the Company by providing them with the opportunity to purchase shares of Common Stock directly from the Company ("Purchases"). Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to ISOs (as that term is defined in the Plan).

     2.  Administration and Types of Options.
         -----------------------------------

         (a)   Administration.  Except as otherwise provided in Section 24, the
               --------------
     Plan shall be administered by a compensation committee (the "Committee") of not less than two directors of the Company appointed by the Board of Directors of the Company (the "Board") each of whom is not an employee of the Company and who qualifies as a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"). Subject to ratification of the grant or authorization of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, shall have the authority to (i) determine the employees of the Company (from among the class of employees eligible under Section 3 to receive ISOs (as such term is defined below)) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options(as such term is defined below)) to whom Non-Qualified Options may be granted; (ii) determine the time or times at which Options may be granted; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6(a); (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Section 8) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions, if any, and (vii) interpret the Plan and
     prescribe and rescind rules and regulations relating to it.   If the
     Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any

     Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or any Purchase granted under it.

         (b)   Compensation Committee.  The Committee may select one of its
               ----------------------
     members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

         (c)   Applicability of Rule 16b-3.  Those provisions of the Plan which
               ---------------------------
     make express reference to Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

         (d)   Types of Options.  Options granted pursuant to the Plan may be
               ----------------
     either incentive stock options ("ISOs") meeting the requirements of Section 422 of the Code or non-qualified stock options ("Non-Qualified Options") which are not intended to meet the requirements of Section 422 of the Code.

     3.  Eligibility.
         -----------

         (a)   Options.  ISOs may be granted to any employee of the Company.
               -------
     Those officers and directors of the Company who are not employees of the Company may not be granted ISOs under the Plan. Non-Qualified Options may be granted to any director, officer, employee or consultant of the Company. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option. Granting an Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify him, her or it from, participation in any other grant of an Option.

         (b)   Purchases.  Eligibility for Purchases under the Plan shall be
               ---------
     determined in accordance with Section 24 of the Plan.

     4.  Stock Subject to Plan.
         ---------------------

         (a)   Options.  Subject to adjustment as provided in Section 15 below,
               -------
     the maximum number of shares of Common Stock of the Company which may be issued and sold pursuant to Options issued under the Plan is 950,000 shares. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for subsequent Option grants under the Plan. No shares issued upon exercise of any Option shall be returned to the Plan nor become available under the Plan for future distribution.

         (b)   Purchases. Subject to adjustment as provided in Section 15 below,
               ---------
     the maximum number of shares of Common Stock of the Company which may be issued and sold under Section 24 of the Plan is 20,000 shares. The shares may be authorized, but unissued, or reacquired Common Stock. No shares issued and sold under
     Section 24 of the Plan shall be returned to the Plan nor become available under the Plan for future distribution.

     5.  Forms of Option Agreements.  As a condition to the grant of an Option
         --------------------------
under the Plan, each recipient of an Option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Committee. Such option agreements may differ among recipients.

     6.  Exercise Price.
         --------------

         (a)   General.  The price per share of stock deliverable upon the
               -------
     exercise of an Option shall be determined by the Committee, but it shall not be less than the par value per share of the stock; provided, that in the case of an ISO, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Committee, at the time of grant of such Option, or less than 110% of such fair market value in the case of Options described in Section 11(b).

         (b)   Fair Market Value. If, at the time an Option is granted under the
               -----------------
     Plan or Common Stock is delivered to the Company, the Company's Common Stock is publicly traded, the "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted or Common Stock is delivered to the Company and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System. However, if the Common Stock is not publicly traded at the time an Option is granted or the Common Stock is delivered, the "fair market value" shall be deemed to be the fair market value of the Common Stock as determined by the Committee after it takes into consideration all factors which it deems appropriate.

         (c)   Payment of Exercise Price.  Payment of the exercise price of
               -------------------------
     Options granted under the Plan may be made (i) by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, (ii) if authorized by the applicable option agreement or at the discretion of the Committee, by delivery to the Company of shares of Common Stock of the Company beneficially owned by the optionee for more than six months and which the optionee may freely transfer having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee) which the Committee determines are consistent with the purpose of the Plan and with then applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3, to the extent that the Common Stock is registered under the Exchange Act, and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined by the Committee.

     7.  Option Period.  Each Option and all rights thereunder shall expire on
         -------------
such date as shall be set forth in the applicable option agreement, except that, in the case of an ISO, such date shall not be later than ten years after the date on which the Option is granted and, in all cases, Options shall be subject to earlier termination as provided in the Plan.

     8.  Exercise of Options.  Each Option granted under the Plan shall be
         -------------------
exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan. Notwithstanding the foregoing, Options granted under the Plan to the Reporting Persons shall not be exercisable in any part until at least six months after the date of grant.

     9.  Nontransferability.
         ------------------

         (a)   Nontransferability of Options. ISOs and Non-Qualified Options
               -----------------------------
     granted to Reporting Persons shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, that Non-Qualified Options held by Reporting Persons may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-
     3). Non-Qualified Options held by persons other than Reporting Persons shall be subject to restrictions on transferability in the Plan or provided in the applicable option agreement.

         (b)   Nontransferability of Rights Under Purchase Elections.  Any right
               -----------------------------------------------------
     under a Purchase Election shall not be assignable or transferable by the director who made such Purchase Election, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Rule 16b-
     3).

     10. Effect on Option of Termination of Employment or Other Relationship.
         -------------------------------------------------------------------
Except as provided in Section 11(d) with respect to ISOs, and subject to the provisions of the Plan, the Committee shall determine the period of time during which an optionee may exercise an Option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such Option.

     11. ISOs.  Options granted under the Plan which are intended to be ISOs
         ----
shall be subject to the following additional terms and conditions:

         (a)   Express Designation.  All ISOs granted under the Plan shall, at
               -------------------
     the time of grant, be specifically designated as such in the option agreement covering such ISOs.

         (b)   10% Shareholder.  If any employee to whom an ISO is to be granted
               ---------------
     under the Plan is, at the time of the grant of such Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the ISO granted to such an individual:

               (i) the purchase price per share of the Common Stock subject to such ISO shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

               (ii) the exercise period of such ISO shall not exceed five years from the date of grant.

         (c)   Dollar Limitation.   For so long as the Code shall so provide,
               -----------------
     Options granted to any employee under the Plan (and any other stock option plans of the Company) which are intended to constitute ISOs shall not constitute ISOs to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

         (d)   Termination of Employment, Death or Disability.   No ISO may be
               ----------------------------------------------
     exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

               (i) an ISO may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement); provided that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Non-Qualified Option under the Plan;

               (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the ISO may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

               (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the ISO may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

     For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations

(or any successor regulations). Notwithstanding the foregoing provisions, no ISO may be exercised after its expiration date.

     12.  Additional Option Provisions
          ----------------------------

          (a)  Additional Option Provisions.  The Committee may, in its sole
               ----------------------------
     discretion, include additional provisions in Option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of Options, or such other provisions as shall be determined by the Committee; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any ISO granted under the Plan to fail to qualify as an ISO within the meaning of Section 422 of the Code.

          (b)  Option Acceleration, Extension, Etc.  The Committee may, in its
               -----------------------------------
     sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised or
     (ii) extend the dates during which all, or any particular, Option or Options granted under the Plan may be exercised; provided that no such extension shall be permitted if it would cause the Plan to fail, to comply with Section 422 of the Code or with Rule 16b-3 as then in effect, to the extent that the Common Stock is registered under the Exchange Act.

     13.  General Restrictions.
          --------------------

          (a)  Investment Representations.  The Company may require any person
               --------------------------
     to whom an Option is granted or shares are to be sold hereunder, as a condition of exercising such Option or purchasing shares pursuant to
     Section 24, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effect as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

          (b)  Compliance with Securities Laws.  Each Option shall be subject to
               -------------------------------
     the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     14.  Rights as a Shareholder.  Neither a holder of an Option nor a director
          -----------------------
having made a Purchase Election shall have any rights as a shareholder with respect to any shares covered by the Option or Purchase Election (including, without limitation, any rights to receive dividends or non-cash distributions with respect to shares subject thereto) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     15.  Adjustment Provisions for Recapitalizations and Related Transactions.
          --------------------------------------------------------------------

          (a)  Adjustments Relating to Options.  If, through or as a result of
               -------------------------------
     any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction,
     (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance pursuant to Options issued under the Plan,
     (y) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (z) the price for each share subject to any then outstanding Options, without changing the aggregate purchase price as to which such Options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 to the extent such adjustment would cause any ISO issued under the Plan to fail to comply with Section 422 of the Code or the Plan to fail to comply with Rule 16b-3 as then in effect, to the extent that the Common Stock is registered under the Exchange Act.

          (b)  Committee Authority to Make Adjustments.  Any adjustments under
               ---------------------------------------
     Section 15(a) will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

          (c)  Adjustments Relating to Purchasers.  If, through or as a result
               ----------------------------------
     of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance pursuant to
     Section 24 of the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Purchase Elections, and (z) the price for each share subject to any then outstanding Purchase Election, without changing the aggregate purchase price as to such Purchases which have not yet occurred. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15(c) to the extent such adjustment would cause any ISO issued under the Plan to fail to comply with
     Section 422 of the Code or the Plan to fail to comply with Rule 16b-3 as then in effect, to the extent that the Common Stock is registered under the Exchange Act.

          (d)  Board Authority to Make Adjustments.  Any adjustment under
               -----------------------------------
     Section 15(c) will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

     16.  Merger, Consolidation, Asset Sale, Liquidation, etc.
          ---------------------------------------------------

          (a)  Options.   In the event of a consolidation or merger or sale of
               -------
     all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company may in its discretion, take any one or more of the following actions, as to outstanding Options:
     (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for ISOs shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event; provided that notwithstanding anything to the contrary in this Section 16(a), any action taken by the Committee hereunder shall be in compliance with Rule 16b-3 as in effect at the time of such action and the conditions thereof necessary to maintain qualification of the Plan under Rule 16b-3, to the extent that
     the Common Stock is registered under the Exchange Act.   In the case of any
     Option which by the terms of the grant thereof (or the agreement or instrument governing such grant) or pursuant to a decision by the Committee under this Section 16(a) provides for such option becoming exercisable in full upon a Change in Control or otherwise under this Section 16, such option shall be deemed vested on the day immediately prior to the day on which such Change in Control occurs and such optionee shall be given prior written notice of such Change in Control sufficient to permit such optionee to exercise such Options. For purposes of this Plan, a "Change in Control" occurs if the Company (i) ceases operations; (ii) merges or consolidates with another entity and is not the surviving entity; (iii) sells or otherwise transfers all or substantially all of its operating assets; or
     (iv) if more than 50% of the capital stock of the Company is transferred in a single transaction or in a series of related transactions other than a public offering of stock of the Company to a single person, entity or group of persons acting in concert.

          (b)  Substitute Options.  The Company may grant Options under the Plan
               ------------------
     in substitution for options held by employees of another corporation who become employees of the Company, or of a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

          (c)  Purchases.  In the event of a consolidation or merger or sale of
               ---------
     all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, any election to Purchase shares of Common Stock pursuant to Section 24 of the Plan shall automatically be cancelled and any Fee Deductions shall be paid to the appropriate directors promptly, together with interest on such Fee Deductions, calculated in accordance with Section 24(e) of the Plan.

     17.  No Special Employment Rights.  Nothing contained in the Plan or in any
          ----------------------------
Option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

     18.  Other Employee Benefits.  Except as to plans which by their terms
          -----------------------
include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an Option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Committee or required by law.

     19.  Amendment of the Plan.
          ---------------------

          (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to ISOs, or under Rule 16b-3 as then in effect, to the extent that the Common Stock is registered under the Exchange Act, the Board of Directors may not effect such modification or amendment without such approval.

          (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an Option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan.

     The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding ISOs granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 as then in effect, to the extent that the Common Stock is registered under the Exchange Act.

     20.  Withholding.
          -----------

          (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. Such determination of the fair market value shall be made in accordance with
     Section 6(b).  An optionee who has made an election pursuant to this
     Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

          (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 as then in effect.

     21.  Cancellation and New Grant of Options, etc.  The Board of Directors
          ------------------------------------------
shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan or the Company's 1986 Incentive Stock Option Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

     22.  Effective Date and Duration of the Plan.
          ---------------------------------------

          (a)  Effective Date.  The Plan shall become effective when adopted by
               --------------
     the Board of Directors, but no ISO granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be ISOs and no ISOs shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no ISO granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such ISO to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any ISOs granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such Option to a particular optionee. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

          (b)  Termination.  Unless sooner terminated in accordance with Section
               -----------
     16, the Plan shall terminate, with respect to ISOs, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance pursuant to Options issued under the Plan shall have been issued pursuant to the exercise or cancellation of Options granted under the Plan. Unless sooner terminated in accordance with Section 16, the Plan shall terminate with respect to Non-Qualified Options on the date specified in (ii) above and with respect to Purchases on the date on which all shares available for issuance pursuant to Section 24 of the Plan shall have been issued. If the date of termination is determined under (i) above, then Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options.

     23.  Provision for Foreign Participants.  The Board of Directors may,
          ----------------------------------
without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

     24.  Purchases of Stock by Directors Who are not Officers or Employees.
          -----------------------------------------------------------------

          (a) The Company will issue shares of Common Stock on the last day of the fiscal year (the "Purchase Date") to any director of the Company who is not an officer or an employee of the Company (an "Eligible Director") and has made a then effective Purchase Election pursuant Section 24(b).

     (b) An Eligible Director may elect to purchase shares (a "Purchase Election") by submitting an election form to the Vice President-Finance on or before the 20th of August in the fiscal year in which he or she intends to participate. On such election form, a director shall (i) state the percentage to be deducted from the fee earned by such Eligible Director for service as a director of the Company (a "Fee"), (ii) authorize the purchase of Common Stock for him or her in accordance with the terms of the Plan,
     (iii)
     agree to hold any shares of Common Stock purchased pursuant to this Section 24 for at least six months from the date of acquisition and (iv) consent to the placement of a stop order on the books of the Company with regard to such shares for a period of at least six months from the date of acquisition.

          (c) Unless an Eligible Director files a new election form which either changes the rate of deduction from his or her Fee or indicates his or her withdrawal from the Plan, his or her deductions and purchases will continue at the same rate, provided he or she remains an Eligible Director. During a fiscal year, an Eligible Director may change the rate of deduction from his or her Fee or withdraw from the Plan at any time prior to the last Saturday in September. Any change or withdrawal indicated on a new election form received by the Vice President-Finance on or after the last Saturday in September will be effective as of the first day of the following fiscal year.

          (d) On the date on which cash payments of Fees are made, or would have been made (the "Deduction Date"), the Company will deduct from cash payments of Fees to each Eligible Director such amount indicated on his or her then effective Purchase Election, if any (a "Fee Deduction"). Any Fee Deduction made pursuant to this Section 24 will be held in the general funds of the Company. The maximum amount an Eligible Director may have deducted in a fiscal year is $8,500.

          (e) All Fee Deductions shall accrue interest at the prime rate reported in the Wall Street Journal at the Deduction Date from the Deduction Date through the last day of the Company's fiscal year.

          (f) Each Eligible Director who has elected to participate pursuant to a then effective Purchase Election and is a director of the Company as of the last day of the fiscal year shall acquire from the Company such whole number of shares of Common Stock which his or her Fee Deductions during the fiscal year and interest accrued thereon will purchase at the Purchase Price (as such term is defined below). Any balance of the Fee Deductions and interest accrued thereon will be refunded to the Eligible Director promptly.

          (g) The purchase price (the "Purchase Price") of Common Stock to be issued to any Eligible Director pursuant to this Section 24 shall be the fair market value of the Common Stock on the Purchase Date. "Fair market value" shall mean (i) the last reported sale price of the Common Stock on the Purchase Date on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price on the Purchase Date of the Common Stock on the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or
     (iii) the closing bid price (or average of bid prices) last quoted on the Purchase Date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System. If no prices or quotes discussed in the preceding sentence are available on the Purchase Date, such quotes or prices shall be determined as of the last business day for which such prices or quotes are available prior to the Purchase Date. However, if the Common Stock is not publicly traded at the Purchase Date, the

     "fair market value" shall be deemed to be the fair market value of the Common Stock as determined by the Board of Directors after it takes into consideration all factors which it deems appropriate.

          (h) Purchases pursuant to this Section 24 shall be generally administered by the Board of Directors. The provisions of this Section 24 are to be construed as a "formula plan" as defined by Rule 16b-3. As such, the provision of Section 24 shall not be amended more than once every six
     (6) months, other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

                                    Adopted by the Board of Directors on
                                    May 28, 1997

                                    Amended by the Board of Directors
                                    May 15, 2001

                                     PROXY

                            BOSTON ACOUSTICS, INC.

      Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders - August 14, 2001

     The undersigned hereby appoints Andrew G. Kotsatos and Moses A. Gabbay, or either of them, with full power of substitution, as proxies of the undersigned to represent and vote all shares of stock of BOSTON ACOUSTICS, INC. which the undersigned would be entitled to vote if personally present, at the Annual Meeting of Stockholders of said Corporation, to be held at the Company's offices at 300 Jubilee Drive, Peabody, Massachusetts on August 14, 2001 at 9:00 am., and at any adjournments thereof, as directed below, on all matters coming before said meeting.

     This proxy when properly executed will be voted as directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE. FOR PROPOSAL 2. FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES ON ITEM 4.

     The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

-------------                                                     -------------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                               SIDE
-------------                                                     -------------

[X] Please mark
    votes as in
    this example.

1. To elect six directors for the ensuing year.                                                                FOR  AGAINST  ABSTAIN
   Nominees: (01) Andrew G. Kotsatos, (02) Moses A. Gabbay,          2. To ratify the action of the Directors  [_]    [_]      [_]
             (03) Alexander E. Aikens, III, (04) George J. Markos,      on selecting Arthur Andersen LLP to
             (05) Lisa M. Mooney and (06) Fletcher H. Wiley.            serve as auditors for the Company for
                                                                        the ensuing fiscal year.

             FOR               WITHHELD                              3. To approve an increase by 500,000 in   [_]    [_]      [_]
             ALL  [_]      [_] FROM ALL                                 the number of shares covered by the
           NOMINEES            NOMINEES                                 1997 Stock Plan.

   [_]_______________________________________                        4. To transact such other business as may properly come before
      For all nominees except as noted above                            the meeting or any adjournments thereof.

                                                                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             [_]

                                                                     MARK HERE FOR COMMENTS                                    [_]


                                                                     NOTE: If shares are registered in more than one name,
                                                                     signatures of all such persons are required. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature: ________________________________ Date: ___________________ Signature:____________________________ Date:________________